FOR SEC USE ONLY

                         UNITED CAPITAL INVESTMENT CORP.
                               60 EAST 42nd STREET
                                   SUITE 1515
                            NEW YORK, NEW YORK 10165

                    Notice of Annual Meeting of Shareholders
                         To Be Held on November 1, 1999


To the Shareholders:

     The Annual Meeting of Shareholders of United Capital Investment Corp. (the "Company") will be held on November 1, 1999, at the offices of United Capital Investment Corp., 60 East 42nd Street, Suite 1515, to consider and act upon the following matters:

     1. To elect five directors to serve until the next Annual Meeting and until their successors are chosen and qualified.

     2. To ratify and approve the selection of Michael C. Finkelstein & Co. as the Company's independent public accountants for the fiscal year ending December 31, 1998.

     3. To approve the selection by the Board of Directors of Michael C. Finkelstein & Co. as the Company's independent public accountants for the fiscal year ending December 31, 1999.

     4. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on September 27, 1999, will be entitled to notice of and to vote at the meeting. The stock transfer books of the Company will remain open.

     All shareholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors



                                          LINDA LEE, Secretary

October ___, 1999

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                                 PROXY STATEMENT

                               60 East 42nd Street
                                   Suite 1515
                            New York, New York 10165

                               Proxy Statement for
                         Annual Meeting of Shareholders

                                November 1, 1999


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of United Capital Investment Corp. (the "Company") for use at the Annual Meeting of Shareholders to be held on November 1, 1999, and at any adjournment of that meeting. In considering whether or not to have an adjournment, management will consider what is in the best interest of the shareholders. All proxies will be voted in favor of the proposals set forth in the Notice of Meeting. Any proxy may be revoked by a shareholder at any time before it is exercised by written or oral request to Linda Lee, Secretary of the Company.

     The Board of Directors has fixed September 27, 1999, as the record date for the determination of shareholders entitled to vote at the Annual Meeting. At the close of business on September 27, 1999, there were outstanding and entitled to vote 199,000 outstanding shares of common stock (the "Common Stock") of the Company. Each share is entitled to one vote.

     The following table sets forth information concerning the Company's Common Stock as of September 27, 1999, by each person known by the Company to be the beneficial owner of more than five percent of the Common Stock and by all directors and officers of the Company as a group.

                                                    Number of                      Percent of
                                                  Common Shares                   Common Stock
Name and Address                               Beneficially Owned                  Outstanding
----------------                               ------------------                  -----------
Paul Lee                                           68,250(1)(2)                        34.3%
c/o  United Capital Investment Corp.
60 East 42nd Street
Suite 1515
New York, New York 10165

Pei Chung Lee                                      54,753(2)(3)                        27.5%
c/o  United Capital Investment Corp.
60 East 42nd Street
Suite 1515
New York, New York 10165

Simon Lai                                          15,000(4)                            7.5%
c/o  United Capital Investment Corp.
60 East 42nd Street
Suite 1515
New York, New York 10165

                                                    Number of                      Percent of
                                                  Common Shares                   Common Stock
Name and Address                               Beneficially Owned                  Outstanding
----------------                               ------------------                  -----------
James Yu                                           14,260                               7.2%
c/o  United Capital Investment Corp.
60 East 42nd Street
Suite 1515
New York, New York 10165

Linda Lee                                          19,200(5)                            9.6%
c/o  United Capital Investment Corp.
60 East 42nd Street
Suite 1515
New York, New York 10165

Rita Lee                                           18,900(6)                            9.5%
c/o  United Capital Investment Corp.
60 East 42nd Street
Suite 1515
New York, New York 10165

Officers and Directors of the Company as a        157,243                              79.0%
group (6 persons)

----------
(1) Excludes 19,200 shares held by Linda Lee, Mr. Paul Lee's wife, as to which shares Mr. Paul Lee disclaims beneficial ownership.

(2) Paul Lee and Pei Chung Lee may be deemed "control persons" of the Company within the meaning of Investment Company Act of 1940, as amended.

(3) Excludes 18,900 shares held by Rita Lee, Mr. Pei Chung Lee's wife, as to which shares Mr. Pei Chung Lee disclaims beneficial ownership.

(4) Excludes 1,100 shares owned by his wife, Ms. Anna Lai, as to which shares Mr. Simon Lai disclaims beneficial ownership.

(5) Excludes 68,250 shares held by Paul Lee, Ms. Linda Lee's husband, as to which shares Ms. Linda Lee disclaims beneficial ownership.

(6) Excludes 54,753 shares held by Pei Chung Lee, Ms. Rita Lee's husband, as to which shares Ms. Rita Lee disclaims beneficial ownership.

     All of the persons listed above, for as long as they continue to hold 5% or more of the Company's outstanding Common Stock, will be deemed "affiliated persons" of the Company, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). All of the Company's outstanding Preferred Stock is non-voting and is held by the United States Small Business Administration (the "SBA").

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The affirmative vote of the holders of a majority of the Common Stock present or represented at the meeting is required for the election of directors. The persons named in the proxy will vote, as permitted by the By-Laws of the Company, to elect as directors the five nominees named below, unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy may not be voted for more than five directors. All of the nominees are presently directors of the Company.

     Although the Company held its Annual Meeting of Shareholders on each of April 30, 1998, and ______________, 1999, the Company inadvertently neglected to file its proxy statements with the Securities and Exchange Commission for each of those meetings on the electronic filing system known as EDGAR. Accordingly, the Company is holding this meeting of shareholders to ratify the actions previously taken and is filing this proxy statement with the Commission on EDGAR.

     Each director will be elected to hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified. If a nominee becomes unavailable, the person acting under the proxy may vote the proxy for the election of a substitute. It is not presently contemplated that any of the nominees will be unavailable.

     The following table sets forth the name of each nominee and the positions and offices held by him or her, his or her age, the date on which he or she became a director of the Company, his or her principal occupation and business experience for the last five years, the names of other publicly-held companies in which he or she serves as a director, the number of shares of Common Stock of the Company which he or she reported were beneficially owned by him or her on September ___, 1999, and the percentage of all outstanding shares of Common Stock owned by him or her on such date:

                                                                                  Common Shares
                                                                               Beneficially Owned           Percent of
Name, Age, Principal Occupation,                           First became             Directly               Common Stock
Business Experience and Directorships                       a Director            or Indirectly            Outstanding
-------------------------------------                       ----------            -------------            -----------
*Paul Lee, 74.                                              May, 1984             68,250(1)                  34.3%
President of the Company since May, 1984.
From 1975 to April, 1984, Mr. Lee served as
President and Director of World Wide Marine,
Inc.

*Pei Chung Lee, 78.                                         May, 1984             54,753(2)                  27.5%
Director for World International Holdings Ltd.
from 1980 to 1990.  From 1975 to 1990, Mr.
Lee served as Director of Wheelock Marden and
Co., Ltd., and Wheelock Marden and Stewart
Co., Ltd.  In addition, Mr. Lee served as Vice
Chairman for World Wide Shipping Agency
Ltd. from 1973 to 1990.

*Simon Lai, 65.                                             May, 1984             15,000(3)                   7.5%
Treasurer of the Company since May, 1984.
From 1968 to February, 1994, Mr. Lai has
served as Director of General Accounting for St.
Luke's Roosevelt Hospital Center located in
New York, New York.

--------
* "Interested Persons" with respect to the Company, as such term is defined by the Investment Company Act of 1940.

                                                                                  Common Shares
                                                                               Beneficially Owned           Percent of
Name, Age, Principal Occupation,                           First became             Directly               Common Stock
Business Experience and Directorships                       a Director            or Indirectly            Outstanding
-------------------------------------                       ----------            -------------            -----------
Robert Hsieh, 64.                                           May, 1984                ___                      --
President of Suntan Knitwear Inc. since 1985.
From 1976 to 1985, he served as President of ATA Knit Inc.

Chek Jun Chan, 63.                                        January, 1989               40(4)                   (5)
Manager of the Accounting Department of
World Wide Marine, Inc. since 1970.

----------
(1)  See Notes (1) and (2) on page 2.

(2)  See Notes (2) and (3) on page 2.

(3)  See Note (4) on page 2.

(4) Excludes 40 shares held by Ms. Yung Ping Ho Chan, the wife of Mr. Chek Jun Chan, as to which shares Mr. Chek Jun Chan disclaims beneficial ownership.

(5)  Less than 1%.

                Compensation of Directors and Executive Officers

     The following table sets forth all remuneration for services rendered to the Company during the year ended December 31, 1998, paid to or accrued for the account of (i) each of the executive officers and (ii) all executive officers and directors as a group.

Number of Individual or            Capacities in
Number of Persons in Group         Which Served           Cash Compensation
--------------------------         ------------           -----------------

Paul Lee                             President                 $84,000(1)
                                                         --------------------

                                     Director                     $600
                                                         --------------------

Linda Lee                            Secretary                 $70,000
                                                         --------------------

All directors except Pei Chun
Lee and executive officers as
a group (6).                                                  $155,600
                                                         --------------------
----------
(1) Paul and Linda Lee's salaries constitute a major portion of the Company's total "management fee compensation" which must be approved by the United States Small Business Administration. The United States Small Business Administration has approved management fee compensation of [$192,500.00] beginning with the fiscal year ending December 31, 1997.

     The Company has a policy of paying its directors attending director meetings annual fees of $300.00 to $600.00.

     Mr. Paul Lee, an officer, director, and 34.3% stockholder of the Company, and Ms. Linda Lee, an officer and 9.6% stockholder of the Company, have indicated their intentions to vote for all of the nominees of this Proxy Statement.

                                 PROPOSAL NO. 2
       APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 1998

     The Company held its Annual Meeting of the Shareholders on April 30, 1998, pursuant to which the directors were elected and auditors approved for the fiscal year ending December 31, 1998. Although the Company mailed a notice of meeting, proxy statement, and proxy card to each of its shareholders, and the meeting was subsequently held and Michael Finkelstein & Co., Inc. was approved as the Company's auditors for the year ended December 31, 1998, the Company inadvertently neglected to file its proxy statement electronically with the Securities and Exchange Commission on EDGAR. Accordingly, the Company is seeking ratification of the actions previously taken by the Company's shareholders.

     The Company herewith is proposing at the November 1, 1999 Annual Meeting that the shareholders ratify and approve the prior affirmative vote of the shareholders selecting Michael C. Finkelstein & Co. as the Company's independent public accountants for the fiscal year ending 1998.

     The Board of Directors, in 1998, which included a majority of Directors who were not interested persons of the Company, subject to shareholder approval, selected Michael C. Finkelstein & Co. as independent public accountants to be employed by the Company for the fiscal year ending December 31, 1998, to sign or certify such financial statements, or any portion thereof, as may be filed by the Company with the Securities and Exchange Commission or any other authorities at any time. The employment of such independent public accountants for such purpose is subject to the approval by the shareholders. No member of Michael C. Finkelstein & Co. or any associate thereof has a direct or indirect material financial interest in the Company or any of its affiliates.

     The affirmative vote of a majority of the Common Stock present or represented at the meeting is required to approve the selection of Michael C. Finkelstein & Co. as independent public accountants for the Company for fiscal 1997.

     A representative of Michael C. Finkelstein & Co. will be present at the Annual Meeting of Shareholders for the purpose of answering shareholder questions and making any other appropriate statement.

     The Board of Directors of the Company recommends a vote FOR Proposal No. 2.

                                 PROPOSAL NO. 3
       APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 1999

     The Board of Directors, including a majority of Directors who are not interested persons of the Company, subject to shareholder approval, has selected Michael C. Finkelstein & Co. as independent public accountants to be employed by the Company for the fiscal year ending December 31, 1999, to sign or certify such financial statements, or any portion thereof, as may be filed by the Company with the Securities and Exchange Commission or any other authorities at any time. The employment of such independent public accountants for such purpose is subject to the approval by the shareholders at this meeting. No member of Michael C. Finkelstein & Co. or any associate thereof has a direct or indirect material financial interest in the Company or any of its affiliates.

     The Company seeks to ratify the actions taken at the Company's Annual Meeting of Shareholders held on ____________, 1999, at which Michael Finkelstein & Co., Inc. was approved as the Company's auditors for the year ending December 31, 1999.

     The affirmative vote of a majority of the Common Stock present or represented at the meeting is required to approve the selection of Michael C. Finkelstein & Co. as independent public accountants for the Company for fiscal 1999.

     A representative of Michael C. Finkelstein & Co. will be present at the Annual Meeting of Shareholders for the purpose of answering shareholder questions and making any other appropriate statement.

     Mr. Paul Lee, an officer, director, and 34.3% stockholder of the Company and Ms. Linda Lee, an officer and 9.6% stockholder of the Company have indicated their intentions to vote for Proposal No. 3.

     The Board of Directors of the Company recommends a vote FOR Proposal No. 3.

                                  OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone and personal interview.

     The date of mailing of this Proxy Statement is expected to be on or about October ___, 1999.

                Deadline for submission of Shareholder Proposals

     Proposals of shareholders intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company and its principal executive officers not later than April 12, 2000, for inclusion in the proxy statement for that meeting. Mere submission of a proposal does not guarantee its inclusion in the Proxy Statement or its presentation at the meeting since certain federal rules must also be met.

                                           By Order of the Board of Directors



                                           /s/
                                           --------------------------------
                                           LINDA LEE, Secretary
October ___, 1999

     The Board of Directors invites shareholders to attend the Annual Meeting. Whether or not you plan to attend, you are urged to complete, date, sign, and return the enclosed proxy in the accompanying envelope. Prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Shareholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

                        PROXY FOR HOLDERS OF COMMON STOCK

                         United Capital Investment Corp.

     The undersigned Common Shareholder of United Capital Investment Corp. (the "Company") hereby constitutes and appoints Paul Lee and Linda Lee and each of them, singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Annual Meeting of Shareholders of the Company to be held on November 1, 1999 at the offices of United Capital Investment Corp., 60 East 42nd Street, Suite 1515, New York, New York at 10:00 a.m., and at any and all adjournments thereof, in respect of all Common Stock of the Company held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

PROPOSAL 1.    To Elect Directors

               FOR electing all nominees listed (as recommended in the proxy statement) except as marked below _______

               Paul Lee, Pei Chung Lee, Simon Lai, Robert Hsieh, and Chek Jun Chan.

               WITHHOLD AUTHORITY to vote for all nominees listed

               (INSTRUCTION: To withhold authority to vote for any individual nominee, write that person's name in the space provided.)



PROPOSAL 2.    To ratify and approve the appointment of Michael C. Finkelstein &
               Co. as independent  public accountants for the fiscal  year ended
               December 31, 1998.

               ____FOR               ____AGAINST               ____ABSTAIN

PROPOSAL 3.    To ratify and approve the appointment of Michael C. Finkelstein &
               Co. as the Company's independent public accountants for the fiscal year ended December 31, 1999.

                ____FOR              ____AGAINST               ____ABSTAIN